UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
State of Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2025, AudioEye, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) online via live webcast. At the Annual Meeting, the Company’s stockholders voted on the four proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 10, 2025.

As of the record date for the Annual Meeting there were 12,426,539 shares of the Company’s common stock issued, constituting all of the outstanding voting securities of the Company. At the Annual Meeting, shares with the voting power of 9,477,241 shares of common stock, or 76.3% of the total voting power of the Company’s outstanding common stock entitled to vote, were represented by proxy.

The final results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1 – Election of Directors.

	Votes For	Withheld	Broker Non-Votes
Dr. Katherine Fleming	7,507,147	160,692	1,809,402
James B. Hawkins	7,601,446	66,393	1,809,402
David Moradi	7,598,387	69,452	1,809,402
Jamil Tahir	7,487,380	180,459	1,809,402

Proposal 2 – To approve the 2024 compensation of the Company’s named executive officers on an advisory (non-binding) basis.

For	Against	Abstain	Broker Non-Votes
7,414,791	237,146	15,902	1,809,402

Proposal 3 – To vote on the frequency of future advisory votes on executive compensation on an advisory (non-binding) basis.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
7,590,077	20,446	53,419	3,897	1,809,402

Based on these results, and consistent with the Board of Director’s recommendation, the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers every year, until the next required vote on the frequency of future advisory votes on executive compensation.

Proposal 4 – To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
9,359,084	52,622	65,535

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 28, 2025	AudioEye, Inc.
(Registrant)

	By:	/s/ Kelly Georgevich
	Name:	Kelly Georgevich
	Title:	Chief Financial Officer